UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERICAN AIRLINES GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2020. Meeting Information AMERICAN AIRLINES GROUP INC. Meeting Type: Annual Meeting For holders as of: April 14, 2020 Date: June 10, 2020 Time: 9:00 a.m. Central Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/aal2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/aal2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). g AMERICAN AIRLINES GROUP INC. We are sending you this communication because you hold shares 1 SKYVIEW DR. in American Airlines Group Inc. FORT WORTH, TX 76155 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information. You may view the complete proxy materials online at www.proxyvote.com or easily request a paper copy by following the instructions on the reverse side of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D05720-P35296-Z76513*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2020. Meeting Information AMERICAN AIRLINES GROUP INC. Meeting Type: Annual Meeting For holders as of: April 14, 2020 Date: June 10, 2020 Time: 9:00 a.m. Central Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/aal2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/aal2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). g AMERICAN AIRLINES GROUP INC. We are sending you this communication because you hold shares 1 SKYVIEW DR. in American Airlines Group Inc. FORT WORTH, TX 76155 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information. You may view the complete proxy materials online at www.proxyvote.com or easily request a paper copy by following the instructions on the reverse side of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D05720-P35296-Z76513

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 10, 2020 PROXY STATEMENT ANNUAL REPORT TO SECURITYHOLDERS FORM OF PROXY How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the g following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. We will provide a copy of these documents at no cost to you. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX g Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/aal2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D05721-P35296-Z76513Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 10, 2020 PROXY STATEMENT ANNUAL REPORT TO SECURITYHOLDERS FORM OF PROXY How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the g following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. We will provide a copy of these documents at no cost to you. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX g Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/aal2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D05721-P35296-Z76513

Voting Items The Board of Directors recommends you vote FOR the following proposals, all of which are proposed by American Airlines Group Inc.: 1. A proposal to elect 10 directors to serve until the 2021 2. A proposal to ratify the appointment of KPMG LLP as Annual Meeting of Stockholders of American Airlines Group Inc. the independent registered public accounting firm of and until their respective successors have been duly elected American Airlines Group Inc. for the fiscal year ending and qualified. December 31, 2020. Nominees are: 3. A proposal to consider and approve, on a non-binding, advisory basis, executive compensation of 1a. James F. Albaugh American Airlines Group Inc. as disclosed in the proxy statement. 1b. Jeffrey D. Benjamin The Board of Directors recommends you vote AGAINST the following stockholder proposal: 1c. John T. Cahill 4. A stockholder proposal to provide a report on political 1d. Michael J. Embler contributions and expenditures. 1e. Matthew J. Hart If any other matters properly come before the 2020 Annual Meeting of Stockholders or any adjournments or postponements thereof, the persons named as proxies will vote upon those matters according to 1f. Susan D. Kronick their judgment. The Board of Directors of American Airlines Group Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2020 Annual Meeting of Stockholders. 1g. Martin H. Nesbitt 1h. Denise M. O'Leary 1i. W. Douglas Parker 1j. Ray M. Robinson D05722-P35296-Z76513Voting Items The Board of Directors recommends you vote FOR the following proposals, all of which are proposed by American Airlines Group Inc.: 1. A proposal to elect 10 directors to serve until the 2021 2. A proposal to ratify the appointment of KPMG LLP as Annual Meeting of Stockholders of American Airlines Group Inc. the independent registered public accounting firm of and until their respective successors have been duly elected American Airlines Group Inc. for the fiscal year ending and qualified. December 31, 2020. Nominees are: 3. A proposal to consider and approve, on a non-binding, advisory basis, executive compensation of 1a. James F. Albaugh American Airlines Group Inc. as disclosed in the proxy statement. 1b. Jeffrey D. Benjamin The Board of Directors recommends you vote AGAINST the following stockholder proposal: 1c. John T. Cahill 4. A stockholder proposal to provide a report on political 1d. Michael J. Embler contributions and expenditures. 1e. Matthew J. Hart If any other matters properly come before the 2020 Annual Meeting of Stockholders or any adjournments or postponements thereof, the persons named as proxies will vote upon those matters according to 1f. Susan D. Kronick their judgment. The Board of Directors of American Airlines Group Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2020 Annual Meeting of Stockholders. 1g. Martin H. Nesbitt 1h. Denise M. O'Leary 1i. W. Douglas Parker 1j. Ray M. Robinson D05722-P35296-Z76513

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